Employee Benefit Plan	9 Months Ended
Sep. 30, 2020
Retirement Benefits [Abstract]
Employee Benefit Plan
21.	Employee Benefit Plan

The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code covering full-time employees who meet minimum age and service requirements. The provisions of the plan include a discretionary corporate contribution. The Company’s expense for discretionary matching contributions, which is included in “General and administrative expenses” in the unaudited Condensed Consolidated Statements of Operations, was $0.3 million and $0.8 million for the three and nine months ended September 30, 2019, respectively, and $0.1 million and $0.6 million for the three and nine months ended September 30, 2020, respectively.